NB Private Markets Fund II (TE) LLC (the “Fund”) invests substantially all of its assets in NB Private Markets Fund II (Master) LLC (the “Company”). The percentage of the Company’s members’ equity owned by the Fund at December 31, 2020, was 59.82%. The Fund has included the Company’s schedule of investments as of December 31, 2020, below. The Company’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on March 1, 2021.

NB Private Markets Fund II (Master) LLC

Schedule of Investments

December 31, 2020 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Buyout/Growth (40.05%)
Advent International GPE VII-B, L.P.	Primary	8/2012 - 2/2018	North America	$3,753,136	$6,365,209
Apax US VII, L.P.	Secondary	12/2011 - 11/2013	North America	627,244	419,968
Apax VIII - B, L.P.	Primary	6/2013 - 6/2020	Europe	1,017,505	2,163,288
BC European Capital IX	Primary	3/2012 - 9/2020	Europe	954,106	2,261,769
FTV IV, L.P.	Primary	12/2012 - 10/2020	North America	3,255,138	7,951,138
Green Equity Investors VI, L.P.	Primary	11/2012 - 7/2020	North America	6,014,726	10,909,717
Grey Mountain Partners Fund III, L.P.	Primary	7/2013 - 10/2020	North America	1,463,793	2,364,327
HgCapital 7 C, L.P.	Primary	12/2013 - 9/2020	Europe	2,288,601	3,139,348
Platinum Equity Capital Partners III, L.P.	Secondary	10/2013 - 12/2020	North America	876,143	2,087,236
Silver Lake Kraftwerk Fund, L.P.	Primary	12/2012 -9/2020	North America	1,475,286	1,332,240
SPC Partners V, L.P.	Primary	7/2012 - 9/2020	North America	7,307,740	8,062,531
Vision Capital Partners VII, L.P.	Secondary	7/2012 - 6/2020	Europe	1,275,480	537,550
				30,312,566	47,597,990
Special Situations (5.83%)
ArcLight Energy Partners Fund V, L.P.	Primary	12/2011 - 2/2016	North America	2,173,613	1,819,102
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	5/2014 - 4/2017	North America	1,856,671	344,779
Ridgewood Energy Oil & Gas Fund II, L.P.	Primary	5/2013 - 12/2020	North America	5,767,439	3,500,000
Royalty Opportunities S.àr.l.	Primary	8/2011 - 1/2015	Europe	2,320,922	1,256,821
				12,118,645	6,920,702
Venture Capital (44.69%)
Battery Ventures X Side Fund, L.P.	Primary	7/2013 - 12/2016	North America	1,134,768	1,538,136
Battery Ventures X, L.P.	Primary	6/2013 - 3/2019	North America	1,479,646	3,519,568
DFJ Growth 2013, L.P.	Primary	7/2013 - 4/2020	North America	4,602,098	21,018,999
Intersouth Partners V, L.P.	Secondary	3/2012	North America	115,733	2,623
InterWest Partners IX, L.P.	Secondary	12/2011 - 9/2016	North America	660,383	196,229
InterWest Partners VIII, L.P.	Secondary	12/2011	North America	526,056	191,636
InterWest Partners X, L.P.	Secondary	12/2011 - 10/2018	North America	726,465	2,632,524
Lightspeed China Partners I, L.P.	Primary	5/2012 - 9/2020	North America	1,068,791	6,630,798
Lightspeed Venture Partners IX, L.P.	Primary	3/2012 - 3/2019	North America	1,695,929	6,514,528
Polaris Venture Partners III, L.P.	Secondary	3/2012	North America	137,319	28,761
Trinity Ventures XI, L.P.	Primary	4/2013 - 8/2020	North America	4,479,508	10,840,000
				16,626,696	53,113,802

Total Investments in Portfolio Funds (cost $59,057,907) (90.57%)					107,632,494
Other Assets & Liabilities (Net) (9.43%)					11,210,282
Members’ Equity - Net Assets (100.00%)					$118,842,776

(A)	Non-income producing securities, which are restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at December 31, 2020 aggregated $59,057,907. Total fair value of illiquid and restricted securities at December 31, 2020 was $107,632,494 or 90.57% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

NB Private Markets Fund II (Master) LLC

Schedule of Investments in Securities

December 31, 2020 (Unaudited)

	Date of
Investment Name	Investment	Shares	Securities	Total Cost	Fair Value
U.S.
Intuit, Inc.	12/15/2020	49	Common Stock	$17,806	$18,613

Total Portfolio				$17,806	$18,613

(A)	These amounts represent investments in public securities whose fair value is determined by the December 31, 2020 distribution price as determined by the Manager.

Valuation of Investments

NB Private Markets Fund II (Master) LLC (the “Company”) computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Neuberger Berman Investment Advisers LLC (“Registered Investment Adviser”) and the NB Alternatives Advisers LLC (“Sub-Adviser”) in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Managers of the Company (the “Board”).

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”), permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. As of December 31, 2020, investments valued using the practical expedient with a fair value of $107,632,494 are excluded from the fair value hierarchy.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-40 to 54 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund's results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital - Net Assets by level within the valuation hierarchy as of December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets:
Buyout/Growth	$-	$-	$47,597,990	$47,597,990
Special Situations	-	-	6,920,702	6,920,702
Venture Capital	-	-	53,113,802	53,113,802
Common Stock	18,613	-	-	18,613
Totals	$18,613	$-	$107,632,494	$107,651,107

The estimated remaining life of the Company’s Portfolio Funds as of December 31, 2020 is one to five years, with the possibility of extensions by each of the Portfolio Funds.